EXHIBIT 10.82

FIRST AMENDMENT
TO
CAPITALBANK
SPLIT DOLLAR AGREEMENT
DATED DECEMBER 31, 2003
FOR
STEVE O. WHITE

THIS AMENDMENT is adopted this 31st day of December, 2008 by and between CAPITALBANK a state-chartered commercial bank located in Greenwood, South Carolina (the “Company”), and STEVE O. WHITE (the “Executive”).

The Company and the Executive entered into the Split Dollar Agreement on December 31, 2003 (the “Agreement”).  The Company and the Executive now agree to amend the Normal Retirement Age.

The undersigned hereby amend the Agreement with the following changes:

Section 1.6 of the Agreement shall be deleted in its entirety and replaced by the following:

1.6
“Normal Retirement Age” means the earliest of August 31st immediately following the Executive’s 61st birthday, the date of Termination of Employment on account of Disability or the date of a Change of Control.

IN WITNESS OF THE ABOVE, the Company and the Executive hereby consent to this Amendment.

Executive:	CapitalBank

/s Steve O. White	By: /s R. Wesley Brewer
Steve O. White	Title: Chief Financial Officer